UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026
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Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Credit Support Agreement

On May 29, 2026, concurrent with the termination of the Sierra Credit Support Agreement, dated as of February 25, 2022 (the “Prior CSA”), discussed in Item 1.02 below, Barings BDC, Inc. (the “Company”) and Barings LLC (the “Adviser”) entered into a new Credit Support Agreement (the “New CSA”). The New CSA provides similar credit support as previously provided under the Prior CSA for the remaining unrealized investments in two portfolio companies previously covered by the Prior CSA in an amount equal to the $10,994,928 fair value of such investments as of May 29, 2026 (the “Remaining Obligation”). A summary of the material terms of the New CSA is as follows:

•The New CSA covers investments in two Sierra legacy portfolio companies and any investments received by the Company in connection with the restructuring, amendment, extension or other modification of such investments (the “Reference Portfolio”).

•The Adviser has an obligation to provide credit support to the Company in an amount equal to the excess of (1) the aggregate fair value as of the date of the New CSA of the Reference Portfolio less (2) the aggregate amount of any sales or other proceeds received in connection with the disposition, maturity or write-off of the Reference Portfolio, in each case from the date of the New CSA through the Designated Settlement Date (up to the Remaining Obligation) (such amount, the “Covered Losses”). For purposes of the New CSA, “Designated Settlement Date” means the earlier of (1) April 1, 2032, and (2) the date on which the entire Reference Portfolio has been realized or written off. No credit support is required to be made by the Adviser to the Company under the New CSA in excess of the Remaining Obligation.

•The Adviser will settle any credit support obligation under the New CSA as follows. If the Covered Losses are greater than $0.00, then, in satisfaction of the Adviser’s obligation set forth in the New CSA, the Adviser will irrevocably waive during the Waiver Period (as defined below) (1) the incentive fees payable under the third amended and restated investment advisory agreement, dated as of June 24, 2023, pursuant to which the Adviser agreed to furnish investment advisory services to the Company (the “Advisory Agreement”) (including any incentive fee calculated on an annual basis during the Waiver Period), and (2) in the event that Covered Losses exceed such incentive fee, the base management fees payable under the Advisory Agreement. The “Waiver Period” means the four quarterly measurement periods immediately following the quarter in which the Designated Settlement Date occurs. If the Covered Losses exceed the aggregate amount of incentive fees and base management fees waived by the Adviser during the Waiver Period, then, on the date on which the last incentive fee or base management fee payment would otherwise be due during the Waiver Period, the Adviser shall make a cash payment to the Company equal to the positive difference between the Covered Losses and the aggregate amount of incentive fees and base management fees previously waived by the Adviser during the Waiver Period.

•The New CSA and the rights of the Company thereunder shall automatically terminate if the Adviser (or an affiliate of the Adviser) ceases to serve as the investment adviser to the Company or any successor thereto, other than as a result of the voluntary termination by the Adviser of its investment advisory agreement with the Company.

The New CSA is intended to give stockholders of the Company downside protection with respect to the remaining unrealized investments in two Sierra legacy portfolio companies that were previously covered by the Prior CSA in an amount equal to the fair value of such investments as of the date of the New CSA (i.e., given that the cash payment to be made by the Adviser in connection with the termination of the Prior CSA discussed in Item 1.02 below covers all unrealized losses on such investments as of the termination date, the New CSA covers the remaining fair value of such investments in order to provide the Company with the same credit support as was previously provided under the Prior CSA). Any cash payment from the Adviser to the Company under the New CSA will be excluded from the Company’s incentive fee calculations under the Advisory Agreement.

The foregoing description of the New CSA, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the New CSA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 1.02.    Termination of a Material Definitive Agreement.

Termination of Sierra Credit Support Agreement

On May 29, 2026, the Company entered into the Termination and Cancellation Agreement (the “Termination Agreement”) with the Adviser to terminate all rights and obligations under the Prior CSA in exchange for the Adviser’s cash payment, on or before June 30, 2026, of $67,027,611 to the Company, with respect to all investments covered by the Prior CSA that (i) had been realized (e.g., sold, matured, written-off, etc.) for financial reporting purposes as of May 29, 2026, (ii) had a fair value of $500,000 or less as of May 29, 2026 (treating them as if they had a fair value of zero) or (iii) were in an unrealized loss position as of May 29, 2026 (with the cash payment equaling the amount of the aggregate unrealized losses recorded). The cash payment fully satisfies the credit support obligation for those investments (or, in the case of investments in an unrealized loss position, the unrealized loss portions thereof) under the Prior CSA. In addition, because the cash payment to be made by the Adviser in connection with the termination of the Prior CSA only covers the unrealized losses on the investments previously covered by the Prior CSA that were in an unrealized loss position as of the date of the Termination Agreement, the remaining fair value of such investments are covered by the New CSA discussed in Item 1.01 above.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Termination and Cancellation Agreement, dated May 29, 2026, by and between Barings BDC, Inc. and Barings LLC.
10.2	Credit Support Agreement, dated May 29, 2026, by and between Barings BDC, Inc. and Barings LLC.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: June 1, 2026	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and
Chief Operating Officer